SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Section 240.14a-12

ABERDEEN AUSTRALIA EQUITY FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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800 Scudders Mill Road
Plainsboro, New Jersey 08536

February 19, 2008

Dear Stockholder:

The Annual Meeting of Stockholders is to be held at 10:20 a.m. (Eastern time), on Tuesday, March 25, 2008, at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting, and an envelope, postage pre-paid, in which to return your proxy card are enclosed.

At the Annual Meeting, the Fund’s stockholders will vote for the election of three Class II Directors for three-year terms, and a Class III Director for a one-year term, in each case until their respective successors are duly elected and qualify. Stockholders who are present at the meeting will hear a report on the Fund and will be given the opportunity to discuss matters of interest to stockholders.

Your Directors recommend that you vote “FOR” each of the proposed Class II Director nominees and the proposed Class III Director nominee.

Neville J. Miles
Chairman

YOU ARE URGED TO COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE TO ASSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.

ABERDEEN AUSTRALIA EQUITY FUND, INC.

800 Scudders Mill Road

Plainsboro, New Jersey 08536

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

March 25, 2008

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Aberdeen Australia Equity Fund, Inc., a Maryland corporation (the “Fund”), will be held at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania, on Tuesday, March 25, 2008, at 10:20 a.m. (Eastern time), for the following purposes:

(1)(A)	To elect three Directors to serve as Class II Directors, for three-year terms and until their successors are duly elected and qualify; and

(1)(B)	To elect one Director to serve as a Class III Director, for a one-year term and until his successor is duly elected and qualifies; and
(2)	To transact any other business that may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on February 8, 2008 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

Alan Goodson, Secretary

Plainsboro, New Jersey

February 19, 2008

IMPORTANT: Stockholders are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose, or to authorize the proxy vote by telephone pursuant to instructions on the enclosed proxy card. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to assure a quorum at the meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

PROXY STATEMENT

ABERDEEN AUSTRALIA EQUITY FUND, INC.

800 Scudders Mill Road

Plainsboro, New Jersey 08536

Annual Meeting of Stockholders

March 25, 2008

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Aberdeen Australia Equity Fund, Inc., a Maryland corporation (the “Fund”), to be voted at the Annual Meeting of Stockholders of the Fund (the “Meeting”) to be held at 1735 Market Street, 37th Floor, Philadelphia, PA, on Tuesday, March 25, 2008, at 10:20 a.m. (Eastern time). The approximate mailing date for this Proxy Statement is February 19, 2008 or as soon as practicable thereafter.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies received will be voted “FOR” Proposals 1(A) and 1(B). The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any proxy may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536), or by attending the Meeting and voting in person. Stockholders may authorize proxy voting by using the enclosed proxy card along with the enclosed envelope with pre-paid postage. Stockholders may also authorize proxy voting by telephone, by following the instructions contained on their proxy card.

The presence at the Meeting, in person or by proxy, of the stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum at the Meeting, withheld votes and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present.

The vote of a plurality of all of the votes cast at a meeting at which a quorum is present is necessary for the election of a Director. For purposes of the election of Directors, withheld votes will not be counted as votes cast and will have no effect on the result of the vote. Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on Proposals 1(A) and 1(B) will be voted “FOR” such Proposals.

If a quorum is not present in person or by proxy at the time the Meeting is called to order, the chairman of the Meeting or the stockholders may adjourn the Meeting. If a quorum is present but there are not sufficient votes to approve a proposal, the persons named as proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies on that proposal. The vote required for stockholders to adjourn the Meeting is the affirmative vote of a majority of all the votes cast on the matter. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment as to that proposal, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal. For purposes of votes with respect to adjournment, broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. If the motion for adjournment is not approved, the voting on that proposal will be completed at the Meeting.

Only stockholders or their duly appointed proxy holders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a stockholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our stockholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

The Board of Directors has fixed the close of business on February 8, 2008 as the record date (“Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof. Stockholders on the Record Date will be entitled to one vote for each share held. As of the Record Date, the Fund had 19,184,686 shares of common stock outstanding.

The Fund will furnish, without charge, a copy of the Fund’s annual report for its fiscal year ended October 31, 2007, and any more recent reports, to any Fund stockholder upon request. To request a copy, please call or write to the Fund c/o Aberdeen Asset Management Inc., 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania, 19103, Telephone: 1-866-839-5205.

PROPOSAL 1(A): ELECTION OF CLASS II DIRECTORS

PROPOSAL 1(B): ELECTION OF CLASS III DIRECTOR

The Fund’s bylaws provide that the Board of Directors will be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. Each year the term of office of one class expires. Directors who are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”)) of the Fund, the Fund’s investment manager, Aberdeen Asset Management Asia Limited (the “Investment Manager”), or the Fund’s investment adviser, Aberdeen Asset Management Limited (the “Investment Adviser”), are referred to in this Proxy Statement as “Interested Directors.” Directors who are not interested persons as described above are referred to in this Proxy Statement as “Independent Directors.”

The Board of Directors has adopted the Fund’s Retirement Policy for Directors (“Retirement Policy”) providing for the retirement of Directors at the age of 70, subject to annual review thereafter by the Nominating and Corporate Governance Committee to determine whether it is then in the best interests of the Fund for the Director to remain on the Board. The Retirement Policy provides that an individual shall not be nominated for election as a Class I, Class II or Class III Director if such individual shall have attained 70 years of age prior to the meeting of the Nominating and Corporate Governance Committee (a “Nomination Meeting”) preceding the Board meeting at which Directors (of any class) are to be nominated for election. Following a Director’s 70th birthday, such Director shall tender his or her resignation at the next occurring Nomination Meeting, to be effective on the date of the next meeting of stockholders at which Directors (of any class) are to be elected. However, in recognition of the fact that a person may continue to provide a valuable contribution to the Fund after reaching the age of 70, the Nominating and Corporate Governance Committee may determine not to accept such resignation, in which case the retiring Director may serve as a Director for one additional year. This process may be repeated for a second year. However, the retiring Director may not continue as a Director for longer than the term for which he or she was elected.

Pursuant to the terms of the Retirement Policy, Mr. David L. Elsum, currently a Class II Director of the Fund whose three-year term expires at the 2008 Annual Meeting of Stockholders, is not eligible to stand for re-election at the 2008 Annual Meeting, and Mr. Anthony E. Aaronson, a Class I Director of the Fund whose three-year term is set to expire at the 2010 Annual Meeting of Stockholders, will be resigning from the Board effective as of the date of the 2008 Annual Meeting. The Board of Directors of the Fund, including the Independent Directors, upon the recommendation of the Board’s Nominating and Corporate Governance Committee, which is composed solely of Independent Directors, has determined to renominate Messrs. Peter D. Sacks and Hugh Young to serve as Class II Directors for three-year terms to expire at the Annual Meeting of Stockholders to be held in 2011, and until their successors are duly elected and qualify. Messrs. Sacks and Young were previously elected by stockholders as Class II Directors to serve until the 2008 Annual Meeting. The Board of Directors, based upon the recommendation of the Nominating and Corporate Governance Committee, has determined to also nominate Mr. P. Gerald Malone as a Class II Director.

Since the Fund has elected to be subject to the provisions of Section 3-804(b) of the Maryland General Corporation Law, the total number of Directors of the Fund shall be fixed by the vote of the Board of Directors, provided that at least 75% of the entire Board, including the Chairman, shall be Independent Directors. Currently, two members of the Board, Messrs. Hugh Young and Moritz Sell, are deemed to be Interested Directors of the Fund. Therefore the current Board size of 8 members must be maintained. In light of the fact that Messrs Elsum’s and Aaronson’s Fund service will end, as described above, two Board vacancies must be filled. In addition to the nomination of Mr. Malone as a Class II Director of the Fund, the Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, has determined to nominate Mr. Brian M Sherman as a Class III Director of the Fund for a one-year term.

It is the intention of the persons named on the enclosed proxy card to vote FOR the election of Messrs. Sacks, Young and Malone to serve as Class II Directors and the election of Mr. Sherman to serve as a Class III Director. The Board of Directors knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

The names of the Fund’s nominees for election as Directors, and each other Director of the Fund who will continue in office after the Meeting, and their addresses, ages and principal occupations during the past five years, are provided in the tables below:

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director

Class II Directors (Nominees for a term expiring at the Annual Meeting to be held in 2011)
Interested Director

Hugh Young *** c/o Aberdeen Asset Management Asia Limited 21 Church Street #01–01 Capital Square Two Singapore 049480 Age: 49	Class II Director/Nominee	Current term expires 2008; Director since 2001	Mr. Young was a Director of Aberdeen Asset Management PLC, parent company of the Fund’s Investment Manager and Investment Adviser, from 1991 to 2002, and is currently a member of the Executive Management Committee of Aberdeen Asset Management PLC. He has been Managing Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991. Mr. Young also served as a Director of Aberdeen Asset Managers (C.I.) Limited (the Fund’s former Investment Manager) from 2000 to June 2005 and a Director of the Investment Adviser since 2000. From 2001 to February 2004, Mr. Young was President of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc.	1

Independent Directors

P. Gerald Malone 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Age: 57	Nominee to serve as Class II Director	n/a	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of two London AIM-listed companies (healthcare software) in addition to two privately owned pharmaceutical companies. He is Chairman of the Board of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc. and Chairman of the Board of Trustees of Aberdeen Funds. He also served as a director of European Growth & Income Trust PLC until December 2006.	28	Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc.; Aberdeen Funds

Peter D. Sacks‡ c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 62	Class II Director/Nominee	Current term expires 2008; Director since 1999	Mr. Sacks has been a Trustee of Aberdeen Funds since December 2007 and Managing Partner of Toron Capital Markets, Inc. (investment management) since 1988.	29	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.; Aberdeen Funds

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director

Class III Directors (Term expiring at the Annual Meeting to be held in 2009)

Independent Directors

William J. Potter†° c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 59	Class III Director	Term expires 2009; Director since 1985	Mr. Potter has been Chairman of Robert Meredith & Co. Inc. (investment management) since 2004. He was President of Kingsdale Capital Markets (USA) Inc. (private placement broker) from 2004 through June 2005, and President of Ridgewood Group International Ltd. (international consulting and merchant banking company) from 1989 to 2004.	3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.

John T. Sheehy‡ B.V. Murray and Company 560 Sylvan Avenue Englewood Cliffs, NJ 07632 Age: 65	Class III Director	Term expires 2009; Director since 1985	Mr. Sheehy has been a Trustee of Aberdeen Funds since December 2007; Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, and Managing Member of The Value Group LLC (venture capital) since 1997.	29	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.; Aberdeen Funds

Brian M. Sherman 2 Paddington Street Paddington, NSW 2021 Australia Age: 64	Nominee to serve as Class III Director	n/a	Mr. Sherman has been Chairman of Sherman Group Limited (investment company) since 2001 and Chairman of Aberdeen Leaders Limited (investment company) since 1987. He has also been a Director of Ten Network Holdings Ltd. (television) since 1998. He was President of the Board of Trustees of the Australian Museum from 2001 to October 2007. Mr. Sherman was Chairman of Aberdeen Asia-Pacific Income Fund, Inc. from 2000 to 2001.	1	Aberdeen Asia-Pacific Income Fund, Inc.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director

Class I Directors (Term expiring at the Annual Meeting to be held in 2010)

Interested Director

Moritz Sell** Landesbank Berlin 628 East 20th Street #8D New York, NY 10009 Age: 40	Class I Director	Term expires 2010; Director since 2004	Mr. Sell has been a director, market strategist of Landesbank Berlin AG (banking) and its predecessor, now holding company, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG) since 1996. He also served as a Director of the France Growth Fund from 2000 until 2004.	1

Independent Directors

Neville J. Miles†° c/o Ballyshaw Pty. Ltd 62 Caledonia Street Paddington NSW 2021 Australia Age: 61	Chairman of the Board, Class I Director	Term expires 2010; Director since 1996	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He also is a non-executive director of a number of Australian companies. Mr. Miles served as Chief Executive Officer of Pulse International Pty. Ltd. (financial transaction processing) from 2004 through 2006.	3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.

*	Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc. and Aberdeen Funds have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser of the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Sell is deemed to be an interested person because he was appointed in 2004 to serve as a Director representing BGB, now known as Landesbank Berlin Holding AG, which at the time was the beneficial owner of more than 5% of the outstanding shares of the Fund’s common stock. Mr. Sell was subsequently elected by stockholders to serve a three-year term as Class I Director at the 2007 Annual Meeting.
***	Mr. Young is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager and Investment Adviser.
†	Messrs. Miles and Potter are members of the Contract Review Committee.
‡	Messrs. Sacks and Sheehy are members of the Audit and Valuation Committee.
°	Messrs. Miles and Potter are members of the Nominating and Corporate Governance Committee.

Please also see the information contained below under the heading “Further Information Regarding Directors and Officers.”

The Board of Directors recommends that stockholders vote “FOR” the election of the Fund’s four nominees to the Fund’s Board of Directors.

FURTHER INFORMATION REGARDING DIRECTORS AND OFFICERS

Officers of the Fund

The names of the officers of the Fund who are not Directors, and their addresses, ages and principal occupations during the past five years, are provided in the table below:

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Martin J. Gilbert Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Age: 52	President**	Since 2004	Trustee of Aberdeen Funds (since December 2007); Chief Executive and an Executive Director of Aberdeen Asset Management PLC (since 1983); President of the Fund, and of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc. (since February 2004); Chairman of the Board of Aberdeen Global Income Fund, Inc. and of Aberdeen Asia-Pacific Income Fund, Inc. (from 2001 to September 2005); Director of Aberdeen Asset Management Asia Limited (since 1991); Director of Aberdeen Asset Management Limited (since 2000) and Director of Aberdeen Asset Managers (C.I.) Limited (from 2000 to June 2005); Director (since 1995) and President (from 1995 to October 2006) of Aberdeen Asset Management Inc. (the Fund’s administrator).

Beverley Hendry Aberdeen Asset Management Inc. Las Olas Place 300 S.E. 2nd Street Suite 820 Fort Lauderdale, FL 33301 Age: 54	Vice President***	Since 2003	Director (since 1995), Vice President, Managing Director, Latin American operations (from October 2005) and Chief Executive Officer (from 1995 to October 2005) of Aberdeen Asset Management Inc.; Director of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005); Member of Executive Management Committee (since 2002) and Executive Director (from 1991 to 2002) of Aberdeen Asset Management PLC.

Mark Daniels Aberdeen Asset Management Limited Level 6 201 Kent Street Sydney, NSW 2000 Australia Age: 52	Vice President	Since 2005	Head of Australian Equities of the Aberdeen Group (asset management group consisting of subsidiaries of Aberdeen Asset Management PLC) (since 2005); Fund Manager of Aberdeen Asset Managers Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (from 1990 to 2005).

Christian Pittard Aberdeen Asset Managers Limited One Bow Churchyard London EC4M 9HH United Kingdom Age: 34	Vice President and Assistant Secretary**	Since 2001 (Assistant Secretary); since 2007 (Vice President)	Treasurer of the Fund (from 2001 to 2007); Director and Vice President (since 2006), Chief Executive Officer (from October 2005 to September 2006), and employee (since June 2005) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005); Managing Director of Aberdeen Asset Managers (C.I.) Limited (from 2000 to June 2005); Managing Director of Aberdeen Private Wealth Management Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (from 2000 to May 2005); Managing Director of Aberdeen Asset Managers Jersey Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (from 1999 to November 2005).

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Gary Swiman Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 44	Vice President— Compliance**	Since 2007	Chief Compliance Officer of Aberdeen Funds (since December 2007); Chief Compliance Officer of Aberdeen Asset Management Inc. (since November 2007); Chief Compliance Officer of Evercore Partners (from November 2006 to August 2007); Director of Compliance of Merrill Lynch (from January 2002 to October 2006).

Alan Goodson Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 34	Secretary and Treasurer**	Since 2005 (Secretary); since 2007 (Treasurer)	Assistant Treasurer of the Fund (from 2005 to 2007); Vice President and Secretary (since October 2005) and employee (since June 2005) of Aberdeen Asset Management Inc.; Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of stockholders. The officers were last elected on March 14, 2007, except for Messrs. Pittard and Goodson, who were appointed effective July 1, 2007, and Mr. Swiman, who was appointed on December 12, 2007.
**	Messrs. Gilbert, Pittard, Swiman and Goodson hold the same position(s) with Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc., both of which may be deemed to be a part of the same “Fund Complex” as the Fund. Mr. Swiman also holds the position of Chief Compliance Officer for Aberdeen Funds, which may be deemed to be part of the same “Fund Complex” as the Fund.
***	Mr. Hendry serves as a Vice President of Aberdeen Asia-Pacific Income Fund, Inc. and an Assistant Treasurer of Aberdeen Global Income Fund, Inc., both of which may be deemed to be part of the same “Fund Complex” as the Fund.

Ownership of Securities

As of October 31, 2007, the Fund’s Directors and executive officers, as a group, owned less than 1% of the Fund’s outstanding shares of common stock. Mr. Moritz Sell is a Director, market strategist of Landesbank Berlin AG (“LB”) and was appointed in 2004 as a Director of the Fund as the representative of BGB, now known as Landesbank Berlin Holding AG, parent company of LB. Mr. Sell was subsequently elected by stockholders to serve a three-year term as Class I Director at the 2007 Annual Meeting. Based solely upon information contained in filings made by LB with the SEC with respect to the Fund’s shares, as of January 30, 2008, LB owned approximately 12.7% of the Fund’s shares then outstanding, and has the sole power to vote and dispose of the shares of the Fund’s common stock owned by it.

The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Directors and executive officers.

As of October 31, 2007, the dollar range of equity securities owned beneficially by each Director in the Fund and in any registered investment companies overseen by the Director within the same family of investment companies as the Fund was as follows:

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director or Nominee in Family of Investment Companies *

Interested Directors
Moritz Sell	$0**	$0**
Hugh Young	$10,001 to $50,000	$10,001 to $50,000

Independent Directors
Neville J. Miles	$10,001 to $50,000	$50,001 to $100,000
William J. Potter	$10,001 to $50,000	$10,001 to $50,000
Peter D. Sacks	$10,001 to $50,000	over $100,000
John T. Sheehy	$10,001 to $50,000	$10,001 to $50,000

*	Aggregate Dollar Range shown includes equity securities of the Fund, and of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc., all of which may be deemed to be in the same Family of Investment Companies.
**	Does not include shares of the Fund’s common stock owned by LB.

As of October 31, 2007, none of the Independent Directors or their immediate family members owned any shares of the Investment Manager or Investment Adviser or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Manager or Investment Adviser.

Messrs. Martin Gilbert and Alan Goodson serve as executive officers of the Fund. As of October 31, 2007, Mr. Goodson owned no shares of the Fund’s common stock. Until June 30, 2007, Mr. Christian Pittard served as an executive officer of the Fund and owned no shares of the Fund.

Committees of the Board of Directors

Current Committees and Members

The Board of Directors has a standing Audit and Valuation Committee, Contract Review Committee, and Nominating and Corporate Governance Committee, each of which is composed entirely of Independent Directors. Each member is also “independent” within the meaning of the American Stock Exchange (“AMEX”) listing standards.

Audit and Valuation Committee

The Audit and Valuation Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), is responsible for the selection and engagement of the Fund’s independent registered public accounting firm (subject to ratification by the Fund’s Independent Directors), pre-approves and reviews both the audit and non–audit work of the Fund’s independent registered public accounting firm, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The members of the Fund’s Audit and Valuation Committee are Messrs. David L. Elsum, Peter D. Sacks and John T. Sheehy.

The Board of Directors has adopted an Audit Charter and a Valuation Charter for its Audit and Valuation Committee. A copy of the Audit and Valuation Committee’s Audit Charter was included as an appendix to the Fund’s proxy statement in 2007.

The Audit and Valuation Committee oversees the activities of the Fund’s Pricing Committee and performs the responsibilities assigned to the Audit and Valuation Committee in the Fund’s Pricing and Valuation Procedures, such as overseeing the implementation of the Fund’s Pricing and Valuation Procedures. The Board of Directors has delegated to the Audit and Valuation Committee the responsibility of determining the fair value of the Fund’s securities or other assets in situations set forth in the Pricing and Valuation Procedures.

Contract Review Committee

The Contract Review Committee reviews and makes recommendations to the Board of Directors with respect to entering into, renewal or amendment of the Fund’s management agreement, advisory agreement, administration agreement, investor relations services agreement and other agreements. The members of the Fund’s Contract Review Committee are Messrs. David L. Elsum, Neville J. Miles and William J. Potter.

Nominating and Corporate Governance Committee; Consideration of Potential Director Nominees

The Nominating and Corporate Governance Committee recommends nominations for membership on the Board of Directors and reviews and evaluates the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund’s Investment Manager and Investment Adviser and other principal service providers. The Committee generally meets twice annually to identify and evaluate nominees for director and makes its recommendations to the Board at the time of the Board’s December meeting. The Committee also periodically reviews director compensation and will recommend any appropriate changes to the Board as a group. The Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The Board of Directors has adopted a Nominating and Corporate Governance Committee Charter, a current copy of which is attached to this Proxy Statement as Appendix A. The members of the Fund’s Nominating and Corporate Governance Committee are Messrs. David L. Elsum, Neville J. Miles and William J. Potter.

The Committee may take into account a wide variety of factors in considering prospective director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) the candidate’s ability, judgment and expertise; and (vi) overall diversity of the Board’s composition. The Committee will consider potential director candidates recommended by Fund stockholders provided that: (i) the proposed candidates satisfy the director qualification requirements set forth in the Fund’s bylaws, and (ii) in addition to the procedures and requirements as are set forth in the Fund’s bylaws, the nominating stockholders comply with the Fund’s Policies for Consideration of Board Member Candidates Submitted by Fund Stockholders (the “Stockholder Nomination Policies”), a copy of which may be obtained from the Fund, by writing to Aberdeen Asset Management Inc., the Fund’s investor relations services provider, at 1735 Market Street, 37th Floor, Philadelphia, PA 19103, or by sending an e-mail to Aberdeen Asset Management Inc. at InvestorRelations@aberdeen-asset.com. The Stockholder Nomination Policies provide certain conditions that stockholder nominees must meet in order to be eligible for consideration by the Committee. The Stockholder Nomination Policies provide eligibility guidelines for stockholder nominees that take into account, among other things, the relationship between the nominating stockholder and the nominee. The Stockholder Nomination Policies also require nominating stockholders to meet certain qualifications with respect to their ownership of the Fund and certain regulatory reporting requirements. Finally, the Stockholder Nomination Policies impose certain procedural requirements for any stockholder submitting a nomination to the Committee. Other than compliance with the requirements mentioned in the preceding sentence, the Committee will not otherwise evaluate stockholder director nominees in a different manner than other nominees and the standard of the Committee is to treat all equally qualified nominees in the same manner. The Committee may identify prospective director candidates from any reasonable source and has the ability to engage third-party search services for the identification and evaluation of potential nominees.

The Fund’s bylaws (Article III, Section 2(b)) contain provisions regarding minimum qualifications for directors. These include a requirement that, to qualify as a nominee for a directorship, each candidate, at the time of nomination, other than persons who were directors at the time of the adoption of the minimum qualifications, must possess at least the following specific minimum qualifications: (i) a nominee shall have at least five years experience in either investment management, economics, public accounting or Australian business; (ii) a nominee shall have a college undergraduate degree in economics, finance, business administration, accounting, or engineering, or a professional degree in law, engineering or medicine, from an accredited university or college in the United States or Australia or the equivalent degree from an equivalent institution of higher learning in another country; and (iii) a nominee shall not have violated any provision of the U.S. federal or state securities laws, or comparable laws of another country.

The Fund’s bylaws (Article II, Section 11) also contain advance notice provisions and general procedures with respect to the submission of proposals, including the nomination of directors. Stockholders recommending potential director candidates must substantiate compliance with these requirements at the time of submitting their proposed director candidate to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should be provided in accordance with the deadline specified in the Fund’s bylaws, and (i) as to each individual whom the stockholder proposes to nominate for election or re-election as a director include (A) the name, age, business address and residence address of such individual, (B) the class, series and number of any shares of stock of the Fund that are beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such stockholder believes any such individual is, or is not, an “interested person” of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Fund to make such determination, (E) sufficient information to enable the Nominating and Corporate Governance Committee of the Board of Directors to make the determination as to the proposed nominee’s qualifications required under Article III, Section 2(b) of the bylaws, and (F) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the 1934 Act, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (ii) as to the stockholder giving the notice, the class, series and number of all shares of stock of the Fund which are owned by such stockholder and the nominee holder for, and number of, shares owned beneficially but not of record by such stockholder and (iii) as to the stockholder giving the notice, the name and address of such stockholder, as they appear on the Fund’s stock ledger and current name and address, if different.

Any stockholder who would like a copy of the Fund’s bylaws may obtain a copy from the Fund, by writing to Aberdeen Asset Management Inc., the Fund’s investor relations services provider, at 1735 Market Street, 37th Floor, Philadelphia, PA 19103, or by sending an e-mail to Aberdeen Asset Management Inc. at InvestorRelations@aberdeen-asset.com.

Board and Committee Meetings in Fiscal 2007

During the Fund’s fiscal year ended October 31, 2007, the Board of Directors held four regular meetings and two special meetings; the Audit and Valuation Committee held two meetings; the Contract Review Committee held two meetings; and the Nominating and Corporate Governance Committee held two meetings. During such period, each incumbent Director attended at least 75% of the aggregate number of meetings of the Board of Directors and of all the Committees of the Board on which he served.

Communications with the Board of Directors

Stockholders who wish to communicate with Board members with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Board members c/o Aberdeen Asset Management Inc., the Fund’s investor relations services provider, at 1735 Market Street, 37th Floor, Philadelphia, PA 19103, or may send e-mail correspondence to the Director(s) c/o Aberdeen Asset Management Inc. at InvestorRelations@aberdeen-asset.com.

Director Attendance at Annual Meetings of Stockholders

Generally, in the event that any of the Fund’s Directors are geographically close to the site of an annual meeting of stockholders at the time of such meeting, one or more of such Directors will attend the meeting. However, since a majority of the Fund’s Directors reside outside of the United States, the Fund recognizes that it would be impractical for most Directors to attend such meetings and would create a significant expense for the Fund. In light of the fact that the residences of most Directors are substantial distances from the location of the annual meetings of stockholders and that, historically, few stockholders have attended annual meetings in person, the Fund has not established a policy with respect to Director attendance at annual meetings of stockholders. No Directors attended the 2007 Annual Meeting of Stockholders.

Compensation of Directors and Officers

The following table sets forth information regarding compensation of Directors by the Fund and by the Fund Complex of which the Fund is a part for the fiscal year ended October 31, 2007. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation directly from the Fund or any other fund in the Fund Complex for performing their duties as officers or Directors, respectively.

Each Independent Director of the Fund receives a retainer fee of $19,000 per year and a fee of $1,500 per meeting for attendance at Board meetings. In addition, the Chairman of the Board receives a fee of $10,000 per year; the Chairman of the Contract Review Committee receives a fee of $5,000 per year; and the Chairman of the Audit and Valuation Committee receives a fee of $5,000 per year. There are no per meeting fees for attendance at meetings of the Board’s standing committees (Contract Review Committee, Audit and Valuation Committee, and Nominating and Corporate Governance Committee). Members of ad hoc committees of the Board receive a fee of $500 per meeting attended and the Chairman of each ad hoc committee receives an additional fee of $500 per meeting attended. However, the fees for attendance at ad hoc committee meetings may be less than $500 per meeting in certain instances where committee meetings are held jointly with committee meetings of other funds in the same Fund Complex. At the December 2007 Board of Directors meeting, the Board, based upon the recommendation of the Nominating and Corporate Governance Committee, approved effective as of January 1, 2008, an increase in the attendance fee for Board meetings from $1,500 per meeting to $2,000 per meeting, and an increase in the additional annual retainer receivable by the Chairman of the Board from $10,000 to $12,000.

Compensation Table

Fiscal Year Ended October 31, 2007

Name of Director	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors*
Anthony E. Aaronson‡	$25,750	N/A	N/A	$53,500	(2)
David L. Elsum†	$30,666	N/A	N/A	$84,000	(3)
Neville J. Miles	$40,000	N/A	N/A	$97,000	(3)
William J. Potter	$33,500	N/A	N/A	$90,500	(3)
Peter D. Sacks	$31,333	N/A	N/A	$88,000	(3)
Moritz Sell	$0	N/A	N/A	$0	(1)
John T. Sheehy	$35,000	N/A	N/A	$99,500	(3)
Hugh Young	$0	N/A	N/A	$0	(1)

*	The number in parentheses indicates the total number of boards in the Fund Complex on which the Director serves or served at any time during the fiscal year ended October 31, 2007.

‡	Mr. Aaronson will resign from the Board of Directors, effective as of the 2008 Annual Meeting of Stockholders.

†	Mr. Elsum’s term will expire at the 2008 Annual Meeting of Stockholders.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund’s officers, Directors, the Investment Manager and Investment Adviser, affiliates of the Investment Manager or Investment Adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s outstanding securities (“Reporting Persons”) to electronically file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the AMEX. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, and except as provided in the following sentence, the Fund believes that during the fiscal year ended October 31, 2007, its Reporting Persons complied with all applicable filing requirements. Messrs. Brendan Carpenter and William Bovingdon, affiliates of the Investment Adviser, and Mr. Andrew Smith, the Fund’s former Chief Compliance Officer, each filed a Form 3 Initial Statement of Beneficial Ownership of the Fund’s securities subsequent to the 10-day period specified in the Form.

Relationship of Directors or Nominees with the Investment Manager and the Investment Adviser

Aberdeen Asset Management Asia Limited serves as the Investment Manager to the Fund and Aberdeen Asset Management Limited serves as the Investment Adviser to the Fund pursuant to a management agreement dated as of March 8, 2004 and an advisory agreement dated as of March 8, 2004, respectively. The Investment Manager is a Singapore corporation with its registered office located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. The Investment Manager is a wholly-owned subsidiary of Aberdeen Asset Management PLC, a Scots company. The registered offices of Aberdeen Asset Management PLC are located at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. The Investment Adviser is an Australian corporation which is a wholly-owned subsidiary of the Investment Manager. The registered offices of the Investment Adviser are located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia. Mr. Hugh Young, a Director of the Fund, also serves as the Managing Director of the Investment Manager and a Director of the Investment Adviser. Mr. Young is a stockholder of Aberdeen Asset Management PLC.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, serves as the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee at an annual rate equal to 0.085% of the Fund’s average weekly managed assets (which are defined as net assets plus the amount of any borrowings for investment purposes) between $0 to $600 million, computed based upon the value of managed assets determined at the end of each week, and 0.060% of such assets in excess of $600 million. AAMI is a Delaware corporation with its principal business office located at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania 19103. AAMI also provides investor relations services to the Fund under an investor relations services agreement, for a monthly retainer of $5,000, plus out-of-pocket expenses. Messrs. Martin Gilbert, Christian Pittard, Gary Swiman and Alan Goodson, who serve as officers of the Fund, are also directors and/or officers of AAMI. See “Further Information regarding Directors and Officers—Officers of the Fund.”

REPORT OF THE AUDIT AND VALUATION COMMITTEE; INFORMATION REGARDING THE FUND’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Valuation Committee has selected, and the Fund’s Independent Directors have ratified the selection of, PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm, to audit the financial statements of the Fund for the fiscal year ending October 31, 2008.

Representatives from PwC are expected to be present at the Meeting and will have the opportunity to respond to questions from stockholders and to make a statement if they so desire.

The Audit and Valuation Committee has received from PwC the written disclosures and the letter required by Independence Standards Board No. 1, and has discussed with PwC its independence. The Audit and Valuation Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC addressed by Statements on Auditing Standards Nos. 61 and 90. Based on the foregoing, the Audit and Valuation Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report to Stockholders for the fiscal year ended October 31, 2007. The members of the Audit and Valuation Committee are Messrs. David L. Elsum, Peter D. Sacks and John T. Sheehy.

The following table sets forth the aggregate fees billed for professional services rendered by PwC to the Fund during the Fund’s two most recent fiscal years:

Fiscal year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2007	$110,300	$0	$7,250	$0
2006	$90,000	$0	$6,700	$0

All of the services described in the table above were approved by the Audit and Valuation Committee pursuant to its pre-approval policies and procedures (the “Pre-Approval Policies and Procedures”) which are summarized below. The tax fees were for the preparation of the Fund’s federal income tax returns.

Other than as set forth in the table above, PwC billed $14,500 and $13,400 in non-audit fees for the fiscal years ended October 31, 2007 and October 31, 2006, respectively.

For the fiscal years ended October 31, 2007 and October 31, 2006, PwC did not provide any non-audit services to any entity controlling, controlled by, or under common control with the Fund’s Investment Manager or the Fund’s Investment Adviser that provides ongoing services to the Fund (“Service Affiliates”).

The Fund’s Audit and Valuation Committee has adopted Pre-Approval Policies and Procedures pursuant to which the Committee pre-approves all audit and non-audit services provided by the Fund’s independent registered public accounting firm (“Auditor”) and any non-audit services provided by the Auditor to the Fund’s Investment Manager, Investment Adviser and Service Affiliates during the period of the Auditor’s engagement to provide audit services to the Fund, if those services directly impact the Fund’s operations and financial reporting. Audit services include those typically associated with the annual audit such as evaluation of internal controls. Non-audit services include certain services that are audit-related, such as consultations regarding financial accounting and reporting standards, and tax services. Certain services may not be provided by the Auditor to the Fund or to the Fund’s Service Affiliates without jeopardizing the Auditor’s independence. These services are deemed prohibited services and include certain management functions; human resources services; broker-dealer, investment adviser or investment banking services; legal services; and expert services unrelated to the audit. Other services are conditionally prohibited and may be provided if the Audit and Valuation Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the client’s financial statements. These types of services include bookkeeping; financial information systems design and implementation; appraisal or valuation services; actuarial services; and internal audit outsourcing services.

The Pre-Approval Policies and Procedures require Audit and Valuation Committee approval of the engagement of the Auditor for each fiscal year and approval of the engagement by at least a majority of the Fund’s Independent Directors. In determining whether to engage the Auditor for its audit services, the Audit and Valuation Committee will consider the Auditor’s proposed fees for the engagement, in light of the scope and nature of the audit services that the Fund will receive. The Pre-Approval Policies and Procedures also permit the Audit and Valuation Committee to pre-approve the provisions of types or categories of permissible non-audit services for the Fund and its Service Affiliates on an annual basis at the time of the Auditor’s engagement and on a project-by-project basis. At the time of the annual engagement of the Fund’s Auditor, the Audit and Valuation Committee is to receive a list of the categories of expected non-audit services with a description and an estimated budget of fees. In its pre-approval, the Audit and Valuation Committee should determine that the provision of the service is consistent with, and will not impair, the ongoing independence of the Auditor and set any limits on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit and Valuation Committee consistent with the same standards for determination and information.

The Audit and Valuation Committee may also appoint a Designated Member of the Committee to pre-approve non-audit services that have not been pre-approved or material changes in the nature or cost of any non-audit services previously pre-approved. Any actions by the Designated Member are to be ratified by the Audit and Valuation Committee by the time of its next regularly scheduled meeting. The Fund’s Pre-Approval Policies and Procedures are to be reviewed annually by the Audit and Valuation Committee and the Fund maintains a record of the decisions made by the Committee pursuant to those procedures.

ADDITIONAL INFORMATION

Expenses. The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Fund, the Investment Manager, the Investment Adviser or the Fund’s administrator. The Altman Group has been retained to assist in the solicitation of proxies. The Altman Group will be paid a project fee of $3,050 by the Fund, and the Fund will reimburse The Altman Group for its related expenses. Total payments to The Altman Group are expected to be approximately $3,500.

Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about February 19, 2008. As mentioned above, The Altman Group has been engaged to assist in the solicitation of proxies. As the meeting date approaches, certain stockholders of the Fund may receive a call from a representative of The Altman Group, if the Fund has not yet received their vote. Authorization to permit The Altman Group to execute proxies may be obtained by telephonic instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that Management of the Fund believes are reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

Any proxy given by a stockholder is revocable. A stockholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Fund, or by attending the Meeting and voting in person.

Beneficial Ownership. To the best of the Fund’s knowledge, based upon filings made with the SEC, as of February 8, 2008, the only beneficial owner of more than five percent of the voting securities of the Fund was:

Title of Class	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Common Stock, par value $0.01 per share	Landesbank Berlin AG Alexanderplatz 2-10178 Berlin, Germany	2,430,509	12.7%

Stockholder Proposals. If a stockholder intends to present a proposal, including the nomination of a director, at the Annual Meeting of Stockholders of the Fund to be held in 2009 and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the Secretary of the Fund at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and such proposal must be received by the Secretary no later than October 22, 2008.

Stockholders wishing to present proposals, including the nomination of a director, at the Annual Meeting of Stockholders of the Fund to be held in 2009 which they do not wish to be included in the Fund’s proxy materials must send written notice of such proposals to the Secretary of the Fund at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and such notice must be received by the Secretary no sooner than November 25, 2008 and no later than December 25, 2008 in the form prescribed from time to time in the Fund’s bylaws.

OTHER BUSINESS

The Board of Directors of the Fund knows of no business that will be presented for consideration at the Meeting other than as set forth above. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their discretion.

By Order of the Board of Directors,

Alan Goodson, Secretary

800 Scudders Mill Road

Plainsboro, New Jersey 08536

February 19, 2008

Appendix A

Aberdeen Australia Equity Fund, Inc.

Nominating and Corporate Governance Committee

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Committee Membership

The Nominating and Corporate Governance Committee (the “Committee”) shall be composed entirely of independent directors. The President of the Fund, although not a member of the Committee, will, upon request, cooperate with the Committee by recommending candidates and recruiting them for the Board of Directors (the “Board”) and for executive officers of the Fund, and otherwise assisting the Committee in the discharge of its responsibilities.

Mission

To promote the effective participation of qualified individuals on the Board, Committees of the Board, and as executive officers of the Fund, and to review, evaluate and enhance the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund.

Nominating Function—Board

1. The Committee shall make nominations for directors and officers of the Fund and submit such nominations to the full Board. The Committee shall evaluate candidates’ qualifications for such positions, and, in the case of candidates for independent director positions, their independence from the Fund’s Investment Manager, Investment Adviser and other principal service providers. Persons selected as independent directors must not be “interested persons” of the Fund as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the Investment Manager or Investment Adviser. In determining nominees’ qualifications for Board membership, the Committee shall consider factors which may be delineated in the Fund’s bylaws and in any policies and procedures which may be adopted by the Committee from time to time, and may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board.

2. The Committee will consider potential director candidates, if any, recommended by stockholders, provided that the proposed candidates (i) satisfy any minimum qualifications of the Fund for its directors; (ii) are not “interested persons” of the Fund, the Fund’s Investment Manager, or the Fund’s Investment Adviser as that term is defined in the 1940 Act; and (iii) are “independent” as defined in the American Stock Exchange listing standards and any other exchange on which the Fund’s shares are listed.

3. The Committee is empowered to establish such procedures and eligibility requirements for stockholder submission of nominee candidates as the Committee deems appropriate, in addition to such procedures and requirements as are set forth in the Fund’s bylaws. Other than such requirements as may be established in accordance with the previous sentence, the Committee shall not otherwise evaluate stockholder director nominees in a different manner than other nominees and the standard of the Committee is to treat all equally qualified nominees in the same manner.

4. The Committee may identify prospective directors from any reasonable source, including, but not limited to, consultation with third-party director search services, and may pay for such search services from the assets of the Fund.

5. The Committee may take into account a wide variety of factors in considering prospective director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) the candidate’s ability, judgment and expertise; and (vi) overall diversity of the Board’s composition.

6. It shall be in the Committee’s sole discretion as to whether or not to nominate a candidate for membership on the Board.

7. The Committee shall evaluate the participation and contribution of each director coming to the end of his or her term before deciding whether to recommend re-election. The Committee may seek the views of other directors to assist it in this evaluation.

8. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

9. The Committee shall periodically review the amount of compensation to be paid by the Fund to Directors for their service as members of the Board and as members of committees, and shall recommend any appropriate changes to the Board as a group.

10. The Committee shall periodically review issues related to the succession of officers of the Fund.

Nominating Function—Committees

The Committee shall make nominations for membership on all committees of the Board and submit such nominations to the full Board, and shall review committee assignments as necessary.

Corporate Governance Function

The Committee shall review, discuss, and make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. These may include, but are not limited to, issues relating to:

1. Composition of the Board, including:

(a)	the size of the Board and the qualifications and representative areas of expertise;

(b)	years of service on the Board; and

(c)	retirement policies relating to members of the Board.

2. Members of the Board, including:

(a)	guidelines relating to ownership by members of the Board of shares of the Fund;

(b)	continuing education of members of the Board; and

(c)	identification of best practices for members of the Board.

3. Meetings of the Board, including:

(a)	coordination with the Chairman of the Board in developing the agenda for the meetings of the Board;

(b)	frequency of meetings of the Board;

(c)	Board meeting attendance policies.

4. The role of the Independent Directors, including:

(a)	ability of independent members of the Board to act and function independently of management; and

(b)	responsibilities pursuant to statutory and regulatory requirements.

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5. The role of the committees of the Board, including:

(a)	scope of the responsibilities of the committees; and

(b)	whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized.

6. The relationship between the Board and management, including:

(a)	oversight of management;

(b)	communication with management; and

(c)	coordination with management in ensuring that management has developed an appropriate plan to deal with potential crisis management situations.

7. Board self-evaluation.

The Committee may confer with the Board, and with independent consultants, in connection with the foregoing, and shall make recommendations for any action to the full Board. The Committee may pay for the services of such independent consultants from the assets of the Fund.

The Director Emeritus Position

The Committee may, in its sole discretion, appoint individuals to the director emeritus position. In determining potential appointees’ qualifications for director emeritus positions, the Committee shall consider factors which may be delineated in the Fund’s bylaws and in any policies and procedures which may be adopted by the Committee from time to time, as well as any other factors as it may determine to be relevant to fulfilling the role of director emeritus, including the institutional knowledge that such individual may possess and such individual’s on-going ability to assist the Board of Directors. The Committee must determine that selection of a director emeritus is in the best interests of the Fund and the Fund’s stockholders. The Committee will review each director emeritus periodically and may determine, at any time in its discretion, to end the term of such director emeritus.

Other Powers and Responsibilities

1. The Committee shall normally meet twice yearly, prior to the meeting of the full Board, to carry out its nominating function, and at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence, at the expense of the Fund.

3. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

June 7, 2006

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YOUR VOTE IS IMPORTANT VOTE BY TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK

TELEPHONE		MAIL
1-866-430-8264

• Use any touch-tone telephone. • Have your proxy card ready. • Follow the simple recorded instructions.	OR	• Mark, sign and date your proxy card. • Detach your proxy card. • Return your proxy card in the postage-paid envelope provided.

1-866-430-8264
☐	CALL TOLL-FREE TO VOTE

Ú DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE Ú

PLEASE VOTE, DATE, SIGN, AND RETURN PROMPTLY IN THE RETURN ENVELOPE.	☒ Votes must be indicated (x) in Black or Blue ink.

THE BOARD OF DIRECTORS RECOMMENDS THAT HOLDERS OF THE FUND’S COMMON STOCK VOTE “FOR” PROPOSALS 1(A) and 1(B), AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

1(A) and 1(B):

Election of (1) Peter D. Sacks, (2) Hugh Young, and (3) P. Gerald Malone to serve as Class II Directors for three-year terms and until their successors are duly elected and qualify, and the election of Brian M. Sherman to serve as a Class III Director for a one-year term and until his successor is duly elected and qualifies.

	FOR ALL	☐	WITHHOLD AUTHORITY FOR ALL	☐	*EXCEPTIONS	☐		A proxy executed in such manner as not to withhold authority to vote for the election of any nominee shall be deemed to grant such authority.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the “Exceptions” box and write that nominee’s name in the space provided below).								The undersigned authorizes the Proxy holder to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

*Exceptions								To change your address, please mark this box. ☐

SCAN LINE

NOTE: Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, officer of a corporation or other entity or in another representative capacity, please give the full title under the signature.

							Signature:	Signature (if held jointly)	Date

PROXY

ABERDEEN AUSTRALIA EQUITY FUND, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Annual Meeting of Stockholders — March 25, 2008

The undersigned stockholder of Aberdeen Australia Equity Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Beverley Hendry and Andrea Melia, or any of them, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund to be held at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania on Tuesday, March 25, 2008, at 10:20 a.m. (Eastern time), and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for director (Proposals 1(A) and 1(B)) and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

If you have any comments please mark this box.	☐	ABERDEEN AUSTRALIA EQUITY FUND, INC. PROXY PROCESSING P.O. BOX 3548 SOUTH HACKENSACK, NJ 07606-9248	ADDRESS CHANGE

(Continued and to be dated and signed on the reverse side.)